                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 29, 2000


                                   BECK & CO.
               (Exact name of registrant as specified in charter)


         NEVADA                       000-26607                88-03990828
---------------------------    -----------------------     -------------------
State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)



               4055 Digby Drive, R.R. 2, Orillia, Ontario L3V 6H2
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (705) 327-8331

                         Exhibit Index Begins on Page 11

                     ITEM 1. CHANGE OF CONTROL OF REGISTRANT

             On July 29, 2000, the company acquired all of the outstanding Common Shares of Greenvolt, Corp., an Ontario, Canada corporation ("Greenvolt"), in a stock for stock exchange wherein the Company issued 12,435,250 shares of its Common Stock to the existing shareholders of Greenvolt, in exchange for their Greenvolt shares.

             As a part of the transaction, three existing shareholders of Beck & Co. contributed back to the Company and canceled for no consideration, 9,600,000 shares of Beck & Co.'s outstanding Common Stock. In addition, 600,000 new restricted shares of Registrant's common Stock were issued to a consultant.

             As a result of this transaction, the five original shareholders of Greenvolt, Messrs. Thomas Faul, John Munro, George Coventry, Douglas Carr and Ulrich Kretchsmar, were issued in the aggregate 12,435,250 shares, which now represents 66.6% of the Company's outstanding Common Stock.

             Effective as of July 29, 2000, the date of the Greenvolt acquisition closing, the pre-existing Directors of the Registrant resigned as officers and directors, and concurrently appointed the following individuals to fill the vacancies and serve on Registrant's Board of Directors:

                  Thomas Faul      4055 Digby Drive, R.R. 2, Orillia,
                                   Ontario Canada L3V 6H2

                  John Munro       4055 Digby Drive, R.R. 2, Orillia,
                                   Ontario Canada L3V 6H2

             On the same date, the following persons were appointed to the following offices:

                  Thomas Faul      President
                  John Munro       Secretary
                  John Munro       Treasurer
                  John Munro       Chief Financial Officer

         Biographies on the new Officers and Directors follows:

                    THOMAS FAUL, the new President and a Director of Beck & Co., has been an independent product design and development consultant since 1960. Mr. Faul specialized in automotive, marine and computer controlled equipment. International clients include Skoda (Czech Republic), Oerlikon Machine Tools (Switzerland), Audi (Germany), Nestler Corporation (Germany), Carver Yacht (USA), Century Boat (USA), Dominion Auto Accessaries (Canada), and Otaco Seating (Canada). Mr. Faul is one of the founders of Carver Yacht Co. Of Pulaski, Wisconsin, Faul Coradi Inc. of Skaneateles, New York, and Teckserve Limited,, of Orillia, Ontario, as well as a number of other companies. Mr. Faul has his P. Engineering from Professional Engineers of Ontario, his B.A.Sc. from the University of Toronto, and his M.A.Sc. from University of Toronto.

                    JOHN MUNRO, the new Secretary, Treasurer and Chief Financial Officer. Since 1987 Mr. Munro has maintained a private consulting practice, administered a number of trusts, and has acted as Interim Financial Officer for various clients as well as a volunteer board member for a local charity. Between 1961 and 1987, Mr. Munro worked with Syme, Ayers & Co., Coopers & Lybrand, North American Insurance Co., Arawak Trust Company, Brown Brothers Harriman & Co., Hughes Containers Limited, and Monarch Propane Limited, where he served as Director of Finance and Administration. Mr. Munro has a C.A. Degree from the Institute of Chartered Accountants of Ontario.

             The source of the consideration for this change of control was the Greenvolt shares of the above named Greenvolt shareholders, who exchanged all of their shares in Greenvolt in exchange for 12,435,250 new restricted shares of Beck & Co. Common Stock.

             The number and percentage of Beck & Co. Common Shares now held by the former Greenvolt shareholders is as follows:

                                                                       Percentage of
                                                                   Outstanding Shares
             Name                           No. Of Shares            of Beck & Co.
             ----                           -------------          ------------------
             Thomas Faul                     10,446,240                 56.0%
             John Munro                         932,700                  5.0
             George Coventry                    932,700                  5.0
             Douglas Carr                        61,800                  0.3
             Ulrich Kretchsmar                   61,800                  0.3

             Messrs. John Munro, George Coventry, Douglas Carr and Ulrich Kretchsmar disclaim any agreement or understanding to vote or act in concert with each other or with Mr. Faul in connection with their Beck & Co. shares, and believed they are not part of a controlling group, although they are all employees of Greenvolt.

                            ITEM 2.   ACQUISITION OF ASSETS


A.  THE TRANSACTION

             On July 29, 2000, the Registrant acquired all of the outstanding Common Shares of Greenvolt, Corp., an Ontario, Canada corporation ("Greenvolt"), in a stock for stock exchange wherein the Company issued 12,435,250 shares of its Common Stock to the existing shareholders of Greenvolt, in exchange for their Greenvolt shares.

             As a part of the transaction, three existing shareholders of Beck & Co. contributed back to Beck & Co. and canceled for no consideration, 9,600,000 shares of Beck & Co.'s outstanding Common Stock owned by them. In connection with the transaction, investment banking fees were paid to a consultant who assisted in negotiating the deal in the form of the issuance by Beck of 600,000 new restricted shares of Common Stock to the consultant.

             As a result of this transaction, Beck acquired Greenvolt as a wholly-owned subsidiary and the former shareholders of Greenvolt in the aggregate acquired control of Beck. As a result of the transaction the old shareholders of Beck continued to hold 5,617,000 shares or 30.1% of the Company's outstanding Stock, South Bay Capital, Inc., the consultant involved in the transaction, was issued 600,000 shares, or 3.22% of the Company's Common Stock, and as a result of this transaction, the five former shareholders of Greenvolt, Messrs. Thomas Faul, John Munro, George Coventry, Douglas Carr and Ulrich Kretchsmar were issued in the aggregate 12,435,250 shares, representing 66.6% of Beck & Co.'s outstanding Common Stock.

B.  REGISTRANT'S INTENT WITH RESPECT TO THE GREENVOLT BUSINESS

             Greenvolt is a development stage company, and is in the process of developing a new form of Alkaline Fuel Cell for commercial and industrial use.

             The Registrant intends to continue and expand the business of Greenvolt in an effort to bring to full commercialization the fuel cell concepts which Greenvolt has developed.

C.  THE BUSINESS OF GREENVOLT

             Because Greenvolt is still in the research and development stage with respect to its fuel cell technology, the following discussion is primarily prospective, and discusses what Greenvolt's management plans to do. There is no assurance that Greenvolt will be successful in developing or commercializing its fuel cell technology, or that it will be able to market and sell the product once and if it is developed, or be able to sell the product at prices which allow it to recoup its costs and generate a profit.

             There is also no assurance Greenvolt and/or Registrant will be able to locate sufficient capital, or on reasonable terms, which will be required to complete development of the fuel cell, commercialization of the fuel cell, and provide capital for manufacture, marketing and sales. There is no assurance Greenvolt will ultimately prove profitable.

         1.  FUEL CELLS

             Fuel Cells are electrochemical devices that like batteries generate external electric current from internal chemical reactions. Unlike batteries, fuel cells continue to generate electricity as long as reagent "fuel" is supplied to the electrodes.

             In a hydrogen-oxygen fuel cell, hydrogen gas (electron source) is supplied to the anode and oxygen gas or air (electron sink) is supplied to the cathode of the fuel cell. Electrical contact between the electrodes within the fuel cell is made by an electrolyte medium that conducts the ions formed within the fuel cell during operation. Externally, electrons flow between the electrodes providing usable current.

             The thermodynamic efficiency of electrical power so produced is very high (approximately 80%), compared with internal combustion engine power (approximately 15-30%). Additionally, fuel cells operate quietly and, where hydrogen fuel is used, produce only water and heat as exhaust. Hydrogen fuel is entirely odorless, will not settle into any space should a leak occur (heads straight up into space) and can be stored in combustion and explosion proof vessels. Hydrogen can also be made from water (H20) at the Fuel Cell location by various means, thus eliminating the need to compress it and to store it in pressure vessels. These advantages provide economic and environmental incentives for the commercial development of fuel cells.

             2.  THE GREENVOLT FUEL CELL UNDER DEVELOPMENT

             Greenvolt has been formed for the purpose of developing and establishing commercial production of an alkaline fuel cell (hereinafter "AFC") module for use in small and medium size power applications (up to 350 kW), both for commercial and industrial applications.

             Given the early stage of fuel cell market development, management of Greenvolt has decided to concentrate on the volume production of one "module" size that can be combined to achieve a wide range of both commercial and industrial applications. Therefore, Greenvolt's technical and business development plans are based upon development of modular units of 5.0 kW AFCs (akaline fuel cells) developing up to 50 Volt and 100 Amperes, i.e. 5,000 Watt or 5.0 kW of power/module.

             The 5.0 kW AFC is a popular commercial size. It has the following market applications and the table below indicates the power required for each application:

                    (1) 3.3 to 5.5 kW portable generators

                    (2) 4.8 to 9.6 kW domestic (household) power supply

                    (3) 4.8 to 14.4 telecommunications power supply

                    (4) 4.8 kW power supply for relay stations

                    (5) 4.8 kW uninterrupted power supply for computer centers

                    (6) 19.2-148.8 kW hospital auxiliary and emergency backup
                        power

                    (7) 9.6-250 kW remote community power

                    (8) 2.4-4.8 kW golf cart, ATV or community vehicle

                    (9) 9.6-24 kW power for passenger cars, including hybrid
                        vehicles

                    (10) 144-192 kW for a 40 ft bus or motorhome

                    (11) 4.8-7.2 kW in-airport passenger shuttle

                    (12) 4.8-9.6 kW in-mine people transporter

             Greenvolt management proposes to market directly to these business sectors as well as to primary manufacturers.

Variations in size of AFCs

Once a demand for a particular size has been identified, larger or smaller modules can be assembled from the same basic components, with little modifications. The modules themselves can then be connected in series, parallel or series/parallel to fill the specific requirement. This modular approach allows for commercial product flexibility at a lower cost.

The Company's technology contemplates production of hydrogen and oxygen from water to supply the fuel for the fuel cell on an "on demand" basis, without any requirement for pressurized fuel storage facilities for the fuel cell unit. Phase II of this development is now ready to proceed. Management is arranging strategic alliances in order to develop "on site" Hydrogen Fuel Supply Systems with a target date at the end of 2002 or the beginning of 2003.

             3.  SOURCE OF FUEL CELL TECHNOLOGY

             Greenvolt is developing its fuel cell products based on AFC technology originally developed for space travel on board power and water supply by NASA. Rama Wheel Corporation of Orillia, Ontario, Canada (RWC), developed a small vehicle, AFC drive application in the Spring of 1998. The application was successful and was further applied to the refinement of the larger 5kW development by RWC, and subsequently assigned to Greenvolt. Rama Wheel Corporation was set up by Thomas Faul in 1987 for the development of innovative product and energy saving, non polluting power conservation techniques. Work was undertaken by RWC on the practical application of Alkaline Fuel Cells (AFC).

             A 60 Watt AFC Unit was installed in a Mini-Jeep. The AFC successfully powered the Mini-Jeep for 8 hours at a time. Additional investigations were made into energy saving technique for Electric Vehicles, designed and built in conjunction with Skoda, including energy saving techniques involving regenerative braking. All prior AFC and electric vehicle technology, rights and "know-how" owned by RWC were assigned to Greenvolt.

             Greenvolt is also developing its fuel cell products under sublicense rights pursuant to some 60 separate international patents held by ALCAN, a large public company engaged in the manufacture of aluminum.

             Under a Technology Development Agreement with an independent contractor Greenvolt and its contractor have undertaken to further product development of the AFC fuel cell technology. The Development Agreement with an independent contractor has a five year term, and provides that all new technology developed will be owned by Greenvolt. It further provides that the contractor will have the right to license the technology on a first right of refusal basis for use in fuel cell products which do not compete with the products or services offered by Greenvolt, in exchange for payment by the contractor of a 5% royalty to Greenvolt.

             The royalty is calculated on net sales of the contractor based on the fair market value of each component which contains developed improvements for fuel cells as a result of the collaboration. A similar provision requires Greenvolt to pay a like 5% royalty to the contractor on any products sold by Greenvolt which incorporate existing contractor technology, owned by the contractor.

             Greenvolt intends to apply for several new patents also covering various aspects of its fuel cell design and construction.

             Greenvolt has expended in development, design, prototyping and planning in excess of $CAN1,000,000 on its fuel cell technology.

             4.  COMPETITION

             "Fuel Cells 2000" (www.fuelcells.org/fcdevel.html) lists some 370 fuel cell research operations and companies, not including several more of which management of Greenvolt is aware. Most of this fuel cell activity is focused upon PEM cell technology. A few are known to be working on AFC cell technology, the most prominent of which is NASA and its suppliers. Aside from NASA and its suppliers, none appear in Greenvolt management's judgment to currently have sufficient capability or financial support to bring this AFC Fuel Cell technology to market, although this could quickly change in the future.

             5.  FACILITIES

             Greenvolt has under contract a research facility with 14 employees, in a fully equipped 7000 square foot free-standing building that is wholly devoted to Fuel Cell research, development and production.

             6.  OPERATING ASSETS

             Greenvolt's assets consist of electric operating vehicles, design equipment and various intellectual property rights.

             Research and development costs have been expensed as they have been incurred.

             7.  CAUTION REGARDING FORWARD LOOKING STATEMENTS

             The statements contained in this Form 8-K Report that are not historical facts are "forward-looking statements" and can be identified by the use of forward-looking terminology such as "believes", "expects", "may", "will", "should", "intends" or "anticipates" or the negative thereof or other variations thereon or comparable terminology, or by discussions of strategy that involve risks and uncertainties. Such forward-looking information involves important risks and uncertainties that could significantly affect expected results in the future from those expressed in any forward-looking statements made herein.

             Registrant does NOT promise to update forward-looking information to reflect actual results or changes in assumptions or other factors that could affect those statements. Persons reading this Form 8-K Report are cautioned that such statements are only predictions and that actual events or results may differ materially. In evaluating such statements, readers should specifically consider all the various factors which could cause actual events or results to differ materially from those indicated by such forward-looking statements.

                 ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

         (a)    FINANCIAL STATEMENTS

                The following Financial Statements are not included in this Form 8-K Report, but will be filed by an amendment to this Form 8-K within sixty days of the date of filing this Form 8-K Report.

                (1).1 Audited Balance Sheets for Greenvolt, Corp. as of March 31, 2000 and March 31, 1999.

                (1).2 Audited Statements of Income and Cash Flows for Greenvolt, Corp. for its fiscal years ended March 31, 2000 and March 31, 1999.

                (1).3 Unaudited Balance Sheet of Greenvolt, Corp as of August 31, 2000.

                (1).4 Unaudited Statements of Income and Cash Flows for Greenvolt, Corp for the five month periods ending August 31, 2000 and August 31, 1999.

                (27)    Financial Data Schedule

         (c)    OTHER EXHIBITS

                (2) Plan and Agreement of Reorganization by Exchange by Beck & Co. of its Voting Stock in Exchange for 100% of the Outstanding Stock of Greenvolt, Corp.

           ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S


The acquisition of all of the outstanding stock of Greenvolt, Corp by Registrant, as described elsewhere herein, was accomplished in a stock for stock exchange, whereby Registrant issued a total of 12,435,240 shares of its Common Stock to the five Canadian shareholders of Greenvolt, Corp., in reliance on SEC Regulation S and/or Section 4(2) under the Securities Act of 1933. This share issuance is summarized as follows:

                  Beck
                 Common          Persons to          Shares of Greenvolt
 Date          Shares Sold       Whom Sold            Tendered to Beck        Exemption
 ----          -----------       ----------          -------------------      ---------
7/29/00        10,446,240         Thomas Faul               8,400,000         Section 4(2) and Reg S

7/29/00           932,700         John Munro                  750,000         Section 4(2) and Reg S

7/29/00           932,700         George Coventry             750,000         Section 4(2) and Reg S

7/29/00            61,800         Douglas Carr                 50,000         Section 4(2) and Reg S

7/29/00            61,800         Ulrich Kretchsmar            50,000         Section 4(2) and Reg S
               ----------                                  ----------
               12,435,240 Shares                           10,000,000 Shares

The Registrant has valued the 12,435,240 shares of Beck's common Stock issued in this exchange for all the shares of Greenvolt, at a nominal value of $US 12,435.24, representing the par value of the Beck common shares issued, for purposes of this transaction.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

DATED this 8th day of August, 2000.

BECK & CO.


By /s/ Thomas Faul
  ---------------------
Name:  Thomas Faul
Title: President and Chief Executive Officer